UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2017

Exponent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18655	77-0218904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 326-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 1, 2017, we held our annual meeting of stockholders. A total of 25,871,157 shares of our common stock were outstanding as of April 4, 2017, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected Michael Gaulke, Paul Johnson, Ph.D., Carol Lindstrom, Karen Richardson, John Shoven, Ph.D., and Debra Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
Michael Gaulke	22,678,751	99,995	22,788	2,381,362
Paul Johnston, Ph.D.	22,752,246	39,604	9,684	2,381,362
Carol Lindstrom	22,745,869	46,181	9,484	2,381,362
Karen Richardson	22,741,558	49,721	10,255	2,381,362
John Shoven, Ph.D.	22,632,499	157,235	11,800	2,381,362
Debra Zumwalt	22,737,198	54,817	9,519	2,381,362

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2017

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 29, 2017. The results of the vote were as follows:

For	25,068,549
Against	111,878
Abstentions	2,469

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2016

Our stockholders approved, on an advisory basis, the fiscal 2016 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	22,204,330
Against	563,073
Abstentions	34,131
Broker non-votes	2,381,362

Proposal Four: Advisory Vote on Frequency of Stockholder Advisory Votes on Executive Compensation

Our stockholders selected a frequency of one year, on an advisory basis, to conduct an advisory vote on our named executive officer compensation. The results of the vote were as follows:

One year	19,032,297
Two years	52,257
Three years	3,702,866
Abstain	14,114

Proposal Five: Approval of Amendment of the Amended and Restated 2008 Equity Incentive Plan

Our stockholders voted to amend our Amended and Restated 2008 Equity Incentive Plan to increase the maximum number of shares of our common stock issuable under the plan to 5,928,150 shares. The results of the vote were as follows:

For	22,517,639
Against	267,172
Abstentions	16,723
Broker non-votes	2,381,362

Proposal Six: Approval of Amendment of the 2008 Employee Stock Purchase Plan

Our stockholders voted to amend our 2008 Employee Stock Purchase Plan to increase the maximum number of shares of our common stock issuable under the plan to 600,000 shares. The results of the vote were as follows:

For	22,749,047
Against	37,577
Abstentions	14,910
Broker non-votes	2,381,362

Item 8.01. Other Events

On June 1, 2017, our Board of Directors appointed Karen Richardson as Audit Committee Chairperson. The Board of Directors also determined that Karen Richardson and John Shoven are “audit committee financial experts” as such term is defined by applicable SEC regulations and the NASDAQ Global Select Market rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

EXPONENT, INC.

By:	/s/ Richard L. Schlenker
Name:	Richard L. Schlenker
Title:	Executive Vice President, Chief Financial Officer, and Corporate Secretary

Date: June 1, 2017